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THIS INDENTURE made as of the 1st day of August, 1999

BETWEEN:

                               871484 ONTARIO INC.

                                ("the Assignor")


AND:

                                E-CRUITER.COM INC

                                ("the Assignee")

AND:

                            OMERS REALTY CORPORATION

                                ("the Landlord")

BACKGROUND

1. By a lease dated the 16th day of November, 1993 ("the Lease") the Landlord leased certain premises ("the Premises") within the building municipally known as 360 Albert Street, Ottawa, Ontario to Drake, Beam, Morin (Ottawa) Inc. ("DBM").

2.  DBM is now the Assignor.

3. The Assignor has agreed to sell and assign its interest in the Lease and in the Premises to the Assignee.

ASSIGNMENT

4. In consideration of the sum of Ten Dollars ($10.00) now paid by the Assignee to the Assignor (the receipt whereof is hereby acknowledged) and in consideration of the Landlord granting its consent to the within assignment, the Assignor does hereby grant and assign unto the Assignee all of its right title and interest in the Lease and in the Premises and all benefit and advantage to be derived therefrom.

5.  The Assignor hereby covenants with the Assignee and Landlord that:

    (i) notwithstanding any act of the Assignor, the Lease is a good, valid and subsisting lease and that the rents thereby reserved have been duly paid up to the 31st day of July, 1999 and the covenants and conditions therein contained have been duly paid and performed by the Assignor up to the day of the date hereof;

    (ii) it has in its good right, full power and absolute authority to assign the Lease in manner aforesaid, and according to the true intent and meaning of this indenture;

    (iii) subject to the payment of the said rent, and the lessee's covenants and the conditions in the Lease, the Assignee may enter into and upon and peaceably hold and enjoy the Premises for the residue of the term granted by the Lease for its own use and benefit, without any interruption of the Assignor or any other person whomsoever claiming or to claim by, through or under it;

    (iv) it shall and will from time to time and at all times hereinafter, at the request and costs of the Assignee execute such further assurances as the Assignee shall reasonably require; and


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    (v)    notwithstanding the within assignment, the Assignor shall continue to be bound to the Landlord with respect to the tenant's obligations under the Lease.

6.  The Assignee covenants with the Assignor and the Landlord that:

    (i) the Assignee shall and will from time to time during all the residue of the term granted by the Lease and every renewal thereof, pay the rent and perform the lessee's covenants, conditions and agreements therein reserved and indemnify and save harmless the Assignor therefrom and from all actions, suits, costs, losses, charges, damages and expenses for or in respect thereof; and

    (ii) in consideration of the Landlord giving its consent to the within Assignment, hereby covenants with the Landlord that it shall observe all of the covenants and conditions contained in the Lease as if the Assignee had been a party to and had executed the Lease with the Landlord.

7. The Landlord hereby consents to the assignment by the Assignor to the Assignee of the Assignor's interest in the Lease.

8. This indenture and everything herein shall respectively enure to the benefit of and be binding upon the parties hereto, their heirs, executors, administrators and assigns respectively.

EXECUTION OF THIS SUPPLEMENT BY AGENT

9. The Assignor and Assignee acknowledge that OPQA Management I Inc. has the authority to execute this Assignment for and on behalf of the Landlord.

IN WITNESS WHEREOF the parties hereto have hereunder set their hands and seals.


                                    871484 ONTARIO INC.

                            Per:
                                    ------------------------------
                            Name:   Gerry Stanton, President

                                    I have authority to bind the corporation


                                    E-CRUITER.COM INC

                            Per:
                                    ------------------------------
                            Name:   Gerry Stanton, President

                                    I have authority to bind the corporation


                                    OMERS REALTY CORPORATION
                                    BY ITS AUTHORIZED AGENT
                                    OPQA MANAGEMENT I INC., without
                                    personal liability

                            Per:
                                    ------------------------------
                            Name:

                            Per:
                                    ------------------------------
                            Name:

                                    I/We have authority to bind the corporation.